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                                                                 EXHIBIT 10.4(c)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 2 TO
                           LETTER OF CREDIT AGREEMENT

         This AMENDMENT NO. 2 TO LETTER OF CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 14, 2003, by and among (1) LINK ENERGY LIMITED PARTNERSHIP (formerly EOTT ENERGY OPERATING LIMITED PARTNERSHIP) ("LINK OLP"), LINK ENERGY CANADA LIMITED PARTNERSHIP (formerly EOTT ENERGY CANADA LIMITED PARTNERSHIP) ("LINK CANADA"), EOTT ENERGY LIQUIDS, L.P. ("EOTT LIQUIDS"), LINK ENERGY PIPELINE LIMITED PARTNERSHIP (formerly EOTT ENERGY PIPELINE LIMITED PARTNERSHIP) ("LINK PIPELINE", and together with Link Canada, EOTT Liquids, and Link OLP, the "BORROWERS"), LINK ENERGY LLC (formerly EOTT ENERGY LLC) ("LINK LLC"), LINK ENERGY GENERAL PARTNER LLC (formerly EOTT ENERGY GENERAL PARTNER, L.L.C.) ("LINK GP", and together with Link LLC, each a "GUARANTOR", and together with the Borrowers, each a "CREDIT PARTY" and collectively, the "CREDIT PARTIES"), STANDARD CHARTERED BANK, as administrative agent for the LC Participants (in such capacity, the "LC AGENT" and in its individual capacity, "STANDARD CHARTERED") and as LC Participant, LC Issuer and Collateral Agent under the Letter of Credit Agreement (as defined below), (2) LEHMAN BROTHERS INC., as agent for the Term Lenders under the Lehman Credit Agreement (as defined in the Letter of Credit Agreement) (the "TERM LENDER AGENT"), and (3) STANDARD CHARTERED TRADE SERVICES CORPORATION ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (as defined below).

         WHEREAS, the Borrowers, each Guarantor and Standard Chartered entered into the Letter of Credit Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Letter of Credit Agreement, dated as of September 29, 2003, and as further amended, supplemented or otherwise modified prior to the effective date hereof, the "LETTER OF CREDIT AGREEMENT");

         WHEREAS, Link OLP and SCTSC have entered into (a) the Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Commodities Repurchase Agreement, dated as of August 29, 2003, and Amendment No. 2 to Second Amended and Restated Commodities Repurchase Agreement, dated as of the date hereof, and as further amended, supplemented or otherwise modified from time to time, the "CRUDE OIL PURCHASE AGREEMENT"), and (b) the Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, dated as of August 29, 2003, and as further amended, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT");

         WHEREAS, the Borrowers, each Guarantor, the LC Agent, the Term Lender Agent and SCTSC have entered into the Intercreditor and Security Agreement, dated as

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of March 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT");

         WHEREAS, Link OLP proposes to assign certain contracts and dispose of certain crude oil line fill inventory in west Texas and eastern New Mexico, as particularly described in the Consent to Proposed Assignment of Crude Oil Contracts and Sale of Designated Property in West Texas and Eastern New Mexico, dated October 31, 2003, among Link OLP, the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders (the "CHEVRONTEXACO CONSENT") (such disposition, the "CHEVRONTEXACO DISPOSITION"), which disposition the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders have consented to upon the term and conditions set forth in the ChevronTexaco Consent; and

         WHEREAS, it is a condition to the effectiveness of the ChevronTexaco Consent that the Letter of Credit Agreement and the Intercreditor Agreement be amended in connection with the ChevronTexaco Disposition.

         NOW, THEREFORE, in consideration of the foregoing and other consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE LETTER OF CREDIT AGREEMENT.

         (a) The defined terms "Amendment No. 2", "ChevronTexaco Disposition" "ChevronTexaco Marketing Agreement" and "ChevronTexaco Net Proceeds" are hereby inserted in Section 1 of the Letter of Credit Agreement in appropriate alphabetical order, each reading in its entirety as follows:

         "AMENDMENT NO. 2" means the Amendment No. 2 to Letter of Credit Agreement, dated as of November 14, 2003, among the Borrowers, the Guarantors, the LC Agent, the LC Issuer, the LC Participant, the Collateral Agent, the Term Lender Agent and SCTSC.

         "CHEVRONTEXACO DISPOSITION" has the meaning set forth in Amendment No.
         2.

         "CHEVRONTEXACO MARKETING AGREEMENT" means the Crude Oil Joint Marketing Agreement, dated on or about November 14, 2003, between Link OLP and ChevronTexaco Global Trading.

         "CHEVRONTEXACO NET PROCEEDS" has the meaning set forth in Amendment No. 2.

         (b) The parties hereto agree that (i) on the Effective Date (as defined below), the Maximum Commitment shall be reduced by $35,000,000 to $290,000,000 and (ii) upon the closing of the ChevronTexaco Disposition, the Maximum Commitment shall be reduced by an additional $30,000,000 as of the "Effective Date" (defined as January 1, 2004 in the ChevronTexaco Marketing Agreement).

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         2.       APPLICATION OF CHEVRONTEXACO NET PROCEEDS. Notwithstanding
anything to the contrary in the Intercreditor Agreement or any other Credit Document, upon the closing of the ChevronTexaco Disposition (a) all the net proceeds from the ChevronTexaco Disposition ("CHEVRONTEXACO NET PROCEEDS") shall be paid directly to the Collateral Agent for deposit into the Debt Service Payment Account, and upon receipt, the Collateral Agent shall, on behalf of Link OLP, provide such net proceeds to SCTSC to repay amounts outstanding under the Crude Oil Purchase Agreement, and (b) the Maximum Commitment (as defined in the Crude Oil Purchase Agreement) shall be permanently reduced by the amount of such net proceeds in accordance with Section 3(b) of the Crude Oil Purchase Agreement. Upon the closing of the ChevronTexaco Disposition, the amount of net proceeds for the ChevronTexaco Disposition shall be the amount set forth in the certificate delivered by Link OLP to the LC Agent and to the Term Lender Agent, which certificate shall set forth a calculation of such net proceeds in reasonable detail, all in compliance with the terms of the ChevronTexaco Consent.

         3. REPRESENTATION AND WARRANTIES. Each Credit Party represents and warrants to the LC Agent, the LC Issuer and the LC Participant as follows:

                  (a) The representations and warranties of such Credit Party contained in the Letter of Credit Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date (as defined below) with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by such Credit Party of this Amendment and the performance by such Credit Party of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by such Credit Party, do not and will not (a) contravene any provision of such Credit Party's organizational documents or (b) conflict with any provision of (i) any Law, (ii) the Organizational Documents of such Credit Party, or (iii) the terms of or result in a breach or default under any material contract, indenture, lease, license or other agreement to which such Credit Party is party.

                  (c) This Amendment and the Letter of Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Default other than the applicable Specified Defaults (as defined in the ChevronTexaco Consent) has occurred and is continuing.

         4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof, on the date (the "EFFECTIVE Date") that this Amendment shall have

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been duly authorized, executed and delivered to the LC Agent by the LC Agent, the LC Issuer, the LC Participant, each Credit Party, SCTSC and the Term Lender Agent.

         5. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Letter of Credit Agreement or any other Credit Document, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Amendment shall not by implication or otherwise be construed to waive any Specified Default (as defined in the ChevronTexaco Consent).

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                    LINK ENERGY LIMITED PARTNERSHIP

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_________________________________________
                                    Name:  H. Keith Kaelber
                                    Title: Executive Vice President
                                           and Chief Financial Officer

                                    LINK ENERGY CANADA LIMITED
                                    PARTNERSHIP, as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_________________________________________
                                    Name:  H. Keith Kaelber
                                    Title: Executive Vice President and Chief
                                           Financial Officer

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                                    EOTT ENERGY LIQUIDS, L.P.,
                                    as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_______________________________
                                    Name:  H. Keith Kaelber
                                    Title: Executive Vice President and Chief
                                           Financial Officer

                                    LINK ENERGY PIPELINE LIMITED PARTNERSHIP, as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_______________________________
                                    Name:  H. Keith Kaelber

                                    Title: Executive Vice President and Chief
                                           Financial Officer

                                    LINK ENERGY LLC, as a Guarantor

                                    By:_______________________________

                                    Name:  H. Keith Kaelber
                                    Title: Executive Vice President and Chief
                                           Financial Officer

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                                    LINK ENERGY GENERAL PARTNER LLC,
                                    as a Guarantor

                                    By:_______________________________
                                    Name:  H. Keith Kaelber
                                    Title: Executive Vice President and Chief
                                           Financial Officer

                                    STANDARD CHARTERED BANK,
                                    as LC Agent, LC Issuer, an LC Participant and as Collateral Agent

                                    By:_______________________________
                                    Name:  Neil McCauley
                                    Title: Executive Vice President

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ACKNOWLEDGED AND AGREED BY:

STANDARD CHARTERED TRADE
SERVICES CORPORATION

By: _______________________________
    Name:
    Title:

By: _______________________________
    Name:
    Title:

LEHMAN BROTHERS INC.,
as Term Lender Agent

By: ________________________________
    Name:   J. Robert Chambers
    Title:  Managing Director